Barrington Research Spring Investment Conference May 27, 2021 1 David J. Wilson President and Chief Executive Officer Gregory P. Rustowicz Vice President – Finance & Chief Financial Officer

2 Safe Harbor Statement These slides, and the accompanying oral discussion, contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning future sales and earnings, involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including the impact of Covid-19 and the Company’s efforts to reduce costs, maintain liquidity and generate cash in the current pandemic, the effectiveness of the Company’s 80/20 Process to simplify operations, the ability of the Company’s Operational Excellence initiatives to drive profitability, the Company’s ability to grow market share, the ability to achieve revenue expectations, global economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the ability to expand into new markets and geographic regions, and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update the forward-looking information contained in this release. Non-GAAP Financial Measures This presentation will discuss some non-GAAP (“adjusted”) financial measures which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The non-GAAP (“adjusted”) measures are notated and we have provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

Who We Are: Columbus McKinnon

LEADING WORLDWIDE SUPPLIER OF INTELLIGENT MOTION SOLUTIONS FOR MATERIAL HANDLING			
Market Capitalization	$1.5 billion	Average Volume (3 mo.)	170,890
Recent Price / 52-Week Range	$51.36 / $26.87 - $57.06	Common Shares Outstanding	28.3 million

- Headquartered in Buffalo, New York, USA
- World's second largest hoist company; #1 provider of hoists in U.S.
- Manufactures hoists, crane components, precision conveying solutions, actuators, rigging tools, light rail workstations, and digital power and motion control systems
- Highly relevant, professional-grade solutions for solving customers' critical material handling requirements
- Expansive distribution channels in approximately 50 countries
- Approximately 3,000 employees providing expertise worldwide
- Over 145 years of product innovation



Seasoned leader with extensive history of safely, efficiently and ergonomically moving materials

© 2021 COLUMBUS McKINNON CORPORATION

Market data as of 5/25/2021 (Source: S&P Capital IQ); Shares outstanding as of 5/24/2021

3

4 Strategy to deliver growth, financial performance and shareholder value Blueprint for Growth 2.0 Pivot Columbus McKinnon toward growth: Organic and Inorganic

5 A connected Columbus McKinnon Business System (CMBS) creates a harmonized base to scale Columbus McKinnon Business System 8. Operations 9. Finance 10. Data & Systems 6. Commercial / Selling 7. Product Development 1. People & Values 2. Strategic Planning 3. Marketing 4. Product Management 5. M&A Strategic Framework and Core Competencies

6 Our Growth Framework Providing a clear path to organic and strategic growth initiatives Rethink current addressable markets and target further strategic expansion through innovative approaches Improve vertical market, channel and geographic access Take greater marker share through product localization, new product development and advancements in automation Strengthen competencies and improve overall competitive position

7 Strategy evolving Columbus McKinnon into a high value, intelligent motion enterprise Business Model Evolution Growth Strategy Substantially Advances Underlying Portfolio Revenue Growth Rate EBITDA Multiple Organic CMCO Pro forma with Dorner Crane Solutions 46% Industrial Products 42% Engineered Products 12% Lifting Solutions 85% Conveying Solutions 15%

8 Largest installed base of hoists in North America Lifting Solutions Crane Solutions, Industrial Products and Engineered Products Lifting capacity from 1/8 ton to ~140 tons Standard Products: #1 U.S. market position in hoists Most advanced, high quality products Engineered Solutions: Large tonnage projects Compass™ configure, price and quote tool Automation integrated into lifting solutions Actuation: Demonstrated leadership and differentiated offering Large variety of end uses Serving a breadth of end markets from rail to warehousing to defense Lifting Solutions 85%

Specialty conveying platform for growth… New: Conveying Solutions ✓ $5B TAM growing at 6% to 8% CAGR ✓ Strong secular growth drivers • Supply chain automation • Acceleration of e-commerce adoption ✓ Fragmented market provides target rich acquisition environment ✓ Complementary adjacencies including sortation, asynchronous, vibration, etc. High-Precision Conveying Systems for Attractive Growth Markets Scalable, high-growth platform to advance our Intelligent Motion Strategy 9 Conveying Solutions 15%

Global Enterprise

Americas	EMEA	APAC
~64% of Revenue	~30% of Revenue	~6% of Revenue



Buffalo, NY
Headquarters
Milwaukee, WI
Power Control
Conveyor Systems
Brighton, MI
Workstations
Damascus, VA
Hoist
Wadesboro, NC
Hoist
Lexington, TN
Chain
Chattanooga, TN
Forging (2)
Charlotte, NC
Actuator
Mexico
Hoists
Conveyor systems



Chester, UK
Hoist, Plate Clamps
Wuppertal and
Julich , DE
Hoist
Conveyor systems
Kunzelsau, DE
Hoist
Kissing, DE
Actuator, Rail
Szekesfehervar,
Hungary
Textiles



Hangzhou, CN
Hoist
Penang, Malaysia
Conveyor systems

☆ Corporate Offices

■ Production Locations

Global organization with production facilities in the Americas, EMEA, and APAC

© 2021 COLUMBUS McKINNON CORPORATION

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Acquired Dorner Manufacturing Corporation

High-Precision Conveying Systems

- Headquartered in Hartland, WI with approximately 400 global employees
- 85% of revenue generated in North America
- Differentiated solutions enhance productivity, quality, reliability, speed, uptime & profitability
- Industry's broadest offering across modular-standard & highly-engineered custom solutions
- Premium brand known for highest precision solutions
- Trusted for mission critical applications

DORNER REVENUE ($M)


4.5-yr CAGR: 11%
70
114
FY16*
FY21

DORNER ADJ. EBITDA ($M)


4.5-yr CAGR: 18%
15
31
FY16*
FY21

Product & Customer Examples

Flexible Chain



Low Profile



Large Scale



Sanitary



JR AUTOMATION Abbott Nestlé amazon McMASTER-CARR

Leading high-precision conveyor automation platform for growth

© 2021 COLUMBUS McKINNON CORP

*FY16 information is for Dorner prior to being acquired and reflects fiscal year ended September 30, 2016. FY21 is for period ended March 31, 2021.
See Supplemental Slides for definition of Adjusted EBITDA and reconciliation from GAAP and other disclaimers regarding non-GAAP information.

11

New product development Replace- ment cycle High- growth end markets Platform for further M&A Growing installed base Acquisition Advances Intelligent Motion Strategy Innovation and Differentiated Technology Provides Competitive Advantages Enhances CMCO’s intelligent motion and new product development strategy Provides a platform to accelerate profitable growth… ✓ Dorner has proven track record of double-digit organic revenue growth and an attractive pipeline of initiatives ✓ High profitability driven by product line differentiation • Accuracy: Greater precision than alternative conveying products • Configuration: well developed CPQ* tool • Differentiated Technology: patented technology and designs • Automation Ecosystem: integrates easily with other material handling and IoT systems 12*Configure-Price-Quote

13 Conveying Systems Expand Reach in Industrial Automation Precision conveying systems interface with nearly every facet of industrial automation Creates Multiple Pathways for Future Growth Overhead Lifting Controls Actuators Servo Drive / Motor Vision Systems Sensors Robotics RFID/ Scanners Auto. Storage & Retrieval Conveying Systems

Enhanced Scale and Margins

($ in millions)

Additional platform of precision conveying solutions to drive greater scale

Provides higher margin profile

$5 million of annualized cost synergies expected over two years

- Supply chain and material sourcing
- Operations
- Other cost savings opportunities including professional services and back-office efficiencies

TTM 3/31 REVENUE AND ADJUSTED EBITDA



$650
$114
$763
CMCO
Dorner
Pro forma
Adjusted EBITDA margin %
11.9%
27.4%
14.9%
$77
$31
~$5
$113
CMCO
Dorner
Synergies
Pro forma

New platform accelerates achievement of 19% Adjusted EBITDA margin goal

© 2021 COLUMBUS McKINNON CORPORATION

Note: Numbers may not add to totals due to rounding. Combined PF Financials comprised of CMCO and Dorner 3/31/21 TTM figures.
See Supplemental Slides for definition of Adjusted EBITDA, pro forma Adjusted EBITDA and reconciliation from GAAP and other disclaimers regarding non-GAAP information.

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15 LIFE SCIENCES 17% OF SALES* E-COMMERCE 11% OF SALES*FOOD PROCESSING 20% OF SALES* Leading Participation in Secular Growth Markets Strong performance and market share gains within attractive verticals Single piece picking, robotics integration to automate picking and sorting functions Custom designed sanitary and easy to clean conveyors engineered to the strictest USDA guidelines Customizable designs built for precision, speed, and to FDA / industry standards for clean-room certifications Dorner adds attractive vertical markets with enduring tailwinds * Dorner’s fiscal year ends September 30. Percentage of Dorner total 3/31/21 TTM sales

16 Improved customer experience, safety and productivity at the core of new product development Delivering Innovation Driving organic growth with new products • Safety brake prevents unexpected load release • Two patent applications on the YaleErgo 360 • Unique, beltless zone control for pallet and tray handling • Ideal for accumulation and automation assembly applications • Improved facility safety for large complex loads • Available in Compass™ configurator TECHNOLOGY CONVEYORUTILITY LEVER HOISTTANDEM HOIST

17 Creating competitive advantages with pre-engineered automation solutions Intelli-Crane™ Solutions • Visible and audible warnings when off-center pick is detected • Auto-correction mode • Provides critical crane and hoist status information • Reduces plan maintenance and ultimately increases uptime INTELLI-LIFT™ AUTO DETECTION INTELLI-CONNECT™ MOBILE APPINTELLI-PROTECT™ SYSTEMINTELLI-GUIDE™ SYSTEM • Protection boundaries for improved facility safety • Full configuration to exact requirements • Maximized productivity through automation technology • Auto-dispatch system provides additional application flexibility Driving innovation through automation

Strong Track Record of Creating Value Through M&A



M&A Pipeline
Target Screen
Acquisition Committee Feedback
Outreach
Due Diligence
Decision
Programmatic M&A

September 2015 – MAGNETEK
Acquisition of Magnetek, Inc. for ~$182M added automation capabilities

January 2017 – STAHL CraneSystems
Acquisition of STAHL CraneSystems from Konecranes for ~$218M strengthens leading global position in lifting solutions

April 2021 – DORNER
Acquisition of Dorner for $485M advances Intelligent Motion strategy and creates platform for scalable growth

2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021

December 2018 – Tire Shredder
Divestiture of Tire Shredder Business

February 2019 – STB Stahlhammer Bommern
Divestiture of Stahlhammer Bommern GmbH to Turbo Investment BV

February 2019 – CES Material Handling
Divestiture of Crane Equipment and Service, Inc.

Leadership team with proven ability to integrate acquisitions to enhance scale and diversification

© 2021 COLUMBUS McKINNON CORPORATION

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19 80/20 Process and operational excellence initiatives drove margin performance Solid Margins on Lower Volume NET SALES $601.1 $801.1 $842.1 $809.2 $649.6 $637.1 $839.4 $876.3 $809.2 $649.6 FY17 FY18 FY19 FY20 FY21 Sales Divestitures OPERATING INCOME & MARGIN 9.1%9.4% 11.4% 12.1% $23.7 $68.3 $69.4 $89.8 $42.3 FY17 FY18 FY19 FY20 FY21 ADJUSTED OPERATING INCOME & MARGIN $47.2 $78.7 $99.8 $97.7 $49.0 FY17 FY18 FY19 FY20 FY21 8.1% 7.9% 11.1% 6.5% 9.4% 11.4% 12.1% 7.5% 3.7% 7.4% FY21 sales and operating income reflect impact of pandemic Cost management efforts drive profitability in challenging environment Provided Q1 FY22 net sales guidance of $212 million to $217 million on May 26, 2021 See Supplemental Slides for definition of Adjusted Income from Operations and reconciliation from GAAP and other disclaimers regarding non-GAAP information.

Continue to Drive Margin Expansion

80/20 Critical Business Tool

80/20 Embedded in CMBS

Product Line Simplification



INNOVATION
MARKET LED
CUSTOMER CENTRIC
OPERATIONALLY EXCELLENT
BUSINESS SYSTEM
PEOPLE & VALUES

Raving fans and priority account program

Customer list simplification

Business Segmentation, Zero Up

- **Processes being embedded into "Core Competencies"**
- Ownership, Accountability & Measurability
- Drive realization of synergies from Dorner acquisition

Focus Area: Product Line Simplification



Purchased parts
~400,000



Product SKUs
Down to ~40,000
from ~50,000 in 2019

Simplify the Business:
Eliminate bleeders… focus on areas of growth

Created $40 million of incremental OI beginning in FY19[1]… ***Substantial opportunities still exist***

© 2021 COLUMBUS McKINNON CORPORATION

[1]See page 5 of the Q4 FY21 Earnings Release presentation filed with the SEC on May 26, 2021.

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21 Strong confidence in strategy evolution to drive profitable growth and realize long-term objectives EPS and Adjusted EBITDA ADJUSTED EBITDA MARGIN Solid adjusted EBITDA margin during challenging environment 11.4% 13.7% 15.1% 15.7% 11.9% FY17 FY18 FY19 FY20 FY21 • Q4 FY2021 Adjusted EBITDA margin of 13.9% down 50 basis points from prior year on 6% lower volume • Continuing to target 19% Adjusted EBITDA margin post COVID-19 recession • Expect to achieve target during FY 2023 EARNINGS PER SHARE $0.43 $0.95 $1.80 $2.50 $0.38 $1.47 $2.01 $2.74 $2.78 $1.16 FY17 FY18 FY19 FY20 FY21 EPS Adjusted EPS See Supplemental Slides for definition of Adjusted earnings per share, Adjusted EBITDA and reconciliation from GAAP and other disclaimers regarding non-GAAP information.

22 Strong free cash flow throughout business cycles Cash Flow Strong cash generation $55.1 $67.2 $97.4 $86.6 FY18 FY19 FY20 FY21 • Dorner adds to CMCO’s strong cash flow profile • Expected to enable rapid de-levering of the balance sheet • FY22 expected CapEx: $20 to $25 million (1) Note: Components may not add to totals due to rounding ($ in millions) (1)Capital expenditure guidance provided May 26, 2021 (2)Free cash flow is a non-GAAP measure defined as cash provided by operating activities minus capital expenditures Free Cash Flow(2) FY18 FY19 FY20 FY21 3/31/18 3/31/19 3/31/20 12/31/20 Net cash provided by operating activities $69.7 $79.5 $106.8 $98.9 CapEx (14.5) (12.3) (9.4) (12.3) Free cash flow (FCF)(2) $55.1 $67.2 $97.4 $86.6 Free cash flow conversion >300% in FY21

23 Significant financial strength and liquidity supports pivot to growth Capital Structure ($ in millions) (1)Net debt leverage ratio is defined as Net Debt / TTM Adjusted EBITDA Successfully financed acquisition with equity and debt • Initial bridge loan of $650 million to fund acquisition • Issued equity to de-lever balance sheet • Upsized public offering with net proceeds of ~$198.7 million • Refinanced debt with new Term Loan B of $450 million Pro forma net leverage ratio of 3.4x(1) At end of April, liquidity was $155 million Expect to achieve targeted net leverage ratio of ~2.0x within 2 years CAPITALIZATION March 31, 2021 March 31, 2020 Pro forma March 31, 2021 Cash and cash equivalents $ 202.1 $ 114.5 $ 89.6 Total debt 249.0 251.3 459.2 Total net debt 46.8 136.9 369.6 Shareholders’ equity 530.1 463.6 1,013.5 Total capitalization $ 779.1 $ 714.9 $ 1,472.7 Debt/total capitalization 32.0% 35.2% 31.2% Net debt/net total capitalization 8.1% 22.8% 26.7%

24 Strong orders and backlog growth sets up FY22 Orders and Backlog Outstanding orders of $208.8 million Backlog of $171.7 million, up 31% • 24% sequential and 6% year-over-year increases • Up 32% in project business and 16% short cycle, sequentially • Year-over-year increase of total backlog driven by both project and short-cycle businesses • Backlog at end of April was $223 million with Dorner $197.3 $137.4 $172.7 $168.7 $208.8 1.04x 0.99x 1.09x 1.01x 1.12x Q4 FY20 Q1 FY21 Q2 FY21 Q3 FY21 Q4 FY21 Orders Book:Bill $49.1 $52.8 $60.8 $62.1 $68.0 $81.9 $77.9 $85.8 $90.3 $103.7 $131.0 $130.7 $146.6 $152.4 $171.7 Q4 FY20 Q1 FY21 Q2 FY21 Q3 FY21 Q4 FY21 Long Term Backlog Short Term Backlog(1) (1)Long-term backlog is expected to ship beyond three months

ESG Priorities

Aligning stakeholder priorities and what's critical to CMCO

Environmental Stewardship

- Climate Change and Energy Management
- Waste Management & Recycling

Social Responsibility

- Employee Health & Safety
- Talent Management
- Diversity, Equity & Inclusion
- Product Quality & Innovation
- Purpose, Mission, Values
- Community Engagement
- Customer Intimacy

Governance & Ethics

- Ethics & Compliance
- Enterprise Risk Management
- Board Governance

Advancing priorities and issuing initial corporate social responsibility report in early FY2022

© 2021 COLUMBUS McKINNON CORPORATION

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26 2.0 Strategy defines growth framework and enables scalability Outlook and Perspective Q1 FY2022 outlook • Expect Q1 FY22 net sales in range of $212 million to $217 million with Dorner Dorner entering fiscal 2022 with strong backlog • Strong bookings trend in e-warehousing, life sciences and food processing • Confident in growth and profit potential Addressing inflation and supply chain challenges • Announced additional price increases • Actively managing suppliers Driving progress and building momentum • Focused on organic growth initiatives • Active and growing M&A pipeline

27 Key Takeaways Expanding and Reimagining our Core Growth strategy is underpinned by CMBS enabling scalability and operational excellence EVOLVED STRATEGY BLUEPRINT FOR GROWTH 2.0 DEFINES GROWTH FRAMEWORK COLUMBUS MCKINNON BUSINESS SYSTEM – CMBS – ENABLES SCALABILITY CONVEYING SOLUTIONS ADDS GROWTH CATALYST IN ATTRACTIVE MARKETS OPERATIONAL EXCELLENCE DRIVES STRONGER MARGIN PROFILE AS ECONOMY RECOVERS DEMONSTRATED PERFORMANCE WITH STRONG LEADERSHIP TEAM SIGNIFICANT CASH GENERATION THROUGHOUT BUSINESS CYCLES

Barrington Research Spring Investment Conference May 27, 2021 28

Supplemental Information 29

30 U.S. Capacity Utilization Eurozone Capacity Utilization Industrial Capacity Utilization Source: The Federal Reserve Board Source: European Commission 60% 65% 70% 75% 80% Manufacturing Total 74.1% (Manufacturing) & 74.9% (Total) April 2021(1) 65% 67% 69% 71% 73% 75% 77% 79% 81% 83% 85% 82.5% Q2 2021 (1)April 2021 numbers are preliminary

31 ISM Production Index Source: Institute of Supply Chain Management 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 62.5% April 2021

32 Adjusted Income from Operations Reconciliation ($ in thousands) Fiscal Year FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 GAAP income from operations $ 23,725 $ 68,331 $ 69,442 $ 89,824 $ 42,255 Add back (deduct): Factory closures — — 1,473 4,709 3,778 Business realignment costs — — 1,906 2,831 1,470 Insurance recovery legal costs 1,359 2,948 1,282 585 229 Insurance settlement — (2,362) — (382) — Gain on sale of building — — — — (2,638) Loss on sales of businesses — — 25,672 176 — Acquisition deal, integration, and severance costs 8,815 8,763 — — 3,951 Debt repricing fees — 619 — — — Magnetek litigation — 400 — — — Acquisition inventory step-up expense 8,852 — — — — CEO retirement pay and search costs 3,085 — — — — Impairment of intangible asset 1,125 — — — — Canadian pension lump sum settlements 247 — — — — Adjusted income from operations – Non-GAAP $ 47,208 $ 78,699 $ 99,775 $ 97,743 $ 49,045 Sales $ 637,123 $ 839,419 $ 876,282 $ 809,162 $ 649,642 Operating margin – GAAP 3.7% 8.1% 7.9% 11.1% 6.5% Adjusted operating margin – Non-GAAP 7.4% 9.4% 11.4% 12.1% 7.5% Adjusted income from operations is defined as income from operations as reported, adjusted for certain items. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted income from operations, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year's income from operations to the historical periods' income from operations, as well as facilitates a more meaningful comparison of the Company’s income from operations to that of other companies.

Adjusted Net Income Reconciliation

($ in thousands, except per share data)	Fiscal Year				
	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021
Net income (loss)	$ 8,984	$ 22,065	$ 42,577	$ 59,672	$ 9,106
Add back:					
Non-cash pension settlement expense	—	—	—	—	19,046
Factory closures	—	—	1,473	4,709	3,778
Business realignment costs	—	—	1,906	2,831	1,470
Insurance recovery legal costs	1,359	2,948	1.282	585	229
Insurance settlement	—	(2,362)	—	(382)	—
Gain on sale of building	—	—	—	—	(2,638)
Loss on sales of businesses	—	—	25,672	176	—
Acquisition deal, integration, and severance costs	8,815	8,763	—	—	3,951
Debt refinancing costs	—	619	—	—	—
Magnetek litigation	—	400	—	—	—
Acquisition inventory step-up expense	8,852	—	—	—	—
CEO retirement pay and search costs	3,085	—	—	—	—
Loss on foreign exchange option for acquisition	1,590	—	—	—	—
Loss on extinguishment of debt	1,303	—	—	—	—
Impairment of intangible asset	1,125	—	—	—	—
Canadian pension lump sum settlements	247	—	—	—	—
Normalize tax rate to 22%(1)	(4,626)	14,408	(7,990)	(1,232)	(6,931)
Non-GAAP adjusted net income	$ 30,734	$ 46,841	$ 64,920	$ 66,359	$ 28,011
Average diluted shares outstanding	20,888	23,335	23,660	23,855	24,173
Diluted income per share - GAAP	$0.43	$0.95	$1.80	$2.50	$0.38
Diluted income per share - Non-GAAP	$1.47	$2.01	$2.74	$2.78	$1.16

(1) Applies normalized tax rate of 22% to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax.

Adjusted net income and diluted EPS are defined as net income and diluted EPS as reported, adjusted for certain items and at a normalized tax rate. Adjusted net income and diluted EPS are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted net income and diluted EPS, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income and diluted EPS to the historical periods' net income and diluted EPS, as well as facilitates a more meaningful comparison of the Company's net income and diluted EPS to that of other companies.

33

Adjusted EBITDA Reconciliation

($ in thousands)	Fiscal Year				
	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021
GAAP net income	$ 8,984	$ 22,065	$ 42,577	$ 59,672	$ 9,106
Add back (deduct):					
Income tax expense (benefit)	4,043	27,620	10,321	17,484	970
Interest and debt expense	10,966	19,733	17,144	14,234	12,081
Cost of debt refinancing	1,303	—	—	—	—
Investment (income) loss	(462)	(157)	(727)	(891)	(1,693)
Foreign currency exchange (gain) loss	1,232	1,539	843	(1,514)	941
Other (income) expense, net	(2,341)	(2,469)	(716)	839	20,850
Depreciation and amortization expense	25,162	36,136	32,675	29,126	28,153
Factory closures	—	—	1,473	4,709	3,778
Business realignment costs	—	—	1,906	2,831	1,470
Insurance recovery legal costs	1,359	2,948	1,282	585	229
Insurance settlement	—	(2,362)	—	(382)	—
Gain on sale of building	—	—	—	—	(2,638)
Loss on sales of businesses	—	—	25,672	176	—
Acquisition deal, integration, and severance costs	8,815	8,763	—	—	3,951
Debt repricing fees	—	619	—	—	—
Magnetek litigation	—	400	—	—	—
Acquisition inventory step-up expense	8,852	—	—	—	—
CEO retirement pay and search costs	3,085	—	—	—	—
Impairment of intangible asset	1,125	—	—	—	—
Canadian pension lump sum settlements	247	—	—	—	—
Non-GAAP adjusted EBITDA	$ 72,370	$ 114,835	$ 132,450	$ 126,869	$ 77,198
Sales	$ 637,123	$ 839,419	$ 876,282	$ 809,162	$ 649,642
Net income margin – GAAP	1.4%	2.6%	4.9%	7.4%	1.4%
Adjusted EBITDA margin – Non-GAAP	11.4%	13.7%	15.1%	15.7%	11.9%

Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted EBITDA, is important for investors and other readers *of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income and diluted EPS to the historical periods'* net income and diluted EPS, as well as facilitates a more meaningful *comparison of the Company's net income and diluted EPS to that of other companies.*

© 2021 COLUMBUS McKINNON CORPORATION

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35 Pro-Forma Adjusted EBITDA Reconciliation ($ in thousands) Trailing twelve months ended 3/31/21 Dorner CMCO Pro-forma GAAP net income (loss) $ 1,139 $ 9,106 $ 10,245 Add back (deduct): Income tax expense (benefit) 405 970 1,375 Interest and debt expense 5,650 12,081 17,731 Investment (income) loss — (1,693) (1,693) Foreign currency exchange (gain) loss 420 941 1,361 Other (income) expense, net — 20,850 20,850 Depreciation and amortization expense 21,130 28,153 49,283 Factory closures — 3,778 3,778 Business realignment costs 1,315 1,470 2,785 Insurance recovery legal costs — 229 229 Gain on sale of building — (2,638) (2,638) Acquisition deal, integration, and severance costs 362 3,951 4,313 COVID-related costs 386 — 386 Board of directors and sponsor fees 402 — 402 Synergies — — 5,000 Non-GAAP adjusted EBITDA $ 31,209 $ 77,198 $ 113,407 Net sales $ 113,765 $ 649,642 $ 763,407 Net income (loss) margin – GAAP 1.0% 1.4% 1.3% Adjusted EBITDA margin – Non-GAAP 27.4% 11.9% 14.9% Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted EBITDA, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year's net income and diluted EPS to the historical periods' net income and diluted EPS, as well as facilitates a more meaningful comparison of the Company’s net income and diluted EPS to that of other companies. Adjusted EBITDA margin is computed by dividing Adjusted EBITDA for the relevant period by net sales for the same corresponding period. . The Company is unable to present a quantitative reconciliation of Dorner non-GAAP Adjusted EBITDA margin for periods prior to 2019 to their most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably assess the necessary components of such GAAP measures without unreasonable effort or expense. In addition, the Company believes that such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

36 Transaction Overview PURCHASE PRICE $485 million plus cash minus debt with working capital adjustment TRANSACTION COSTS Approximately $11 million excluding financing fees (majority at close) COST SYNERGIES Approximately $5 million in annual cost synergies by end of FY 2023 ONE-TIME COSTS Approximately $4 million over two years EPS ACCRETION Expected to be $0.05 to $0.10 per share accretive in FY 2022 (subject to final purchase accounting) FINANCING Issued equity to de-lever balance sheet with upsized public offering and net proceeds of ~$198.7 million; refinanced debt with new Term Loan B of $450 million TRANSACTION CLOSE Closed on April 7, 2021

Attractive and Diverse End Markets


Industrial
~22%
Mobile Industries
~17%
Energy/Utilities
~17%
Process Industries
~17%
Other
~6%
Industrial Automation
~5%
Construction
~5%
Entertainment
~3%
Food Processing
~3%
Life Sciences
~2%
Consumer Packaged Goods
~2%
E-Commerce/Supply Chain
~1%

Enduring tailwinds gained with new markets for conveying solutions

© 2021 COLUMBUS McKINNON CORPORATION

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